SUBSCRIPTION AND PURCHASE AGREEMENT

FOR
Offering of up to $100,000

Consisting of 400,000 Shares of Common Stock

Price per Share $0.25

Accredited Investors and Non-Accredited Investors

________________________________________________________________

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY
_________________________________________________________________

Investor(s)                                __________________________

                                      __________________________

Number of Shares                       __________________________

Date Signed                                __________________________

SUBSCRIPTION AGREEMENT
Please read all instructions and the terms and conditions of this agreement carefully before filling out this application. If you need assistance, please contact, Daniel R. Van Ness at Stoecklein Law Group – drv@slgseclaw.com
When application is complete, mail the application and your investment to:Sport Tech Enterprises, Inc.
C/o Stoecklein Law Group
402 W. Broadway, Suite 690
                        San Diego, CA 92101
                                                                                                                                            (619) 704-1310

        Make checks payable to “Sport Tech Enterprises, Inc.”

Check this box if you are sending your subscription funds by wire transfer.

I. ACCOUNT REGISTRATION - Check One

☐ Individual Account ☐ Joint Registration If no box below is checked, we will issue the securities as JTWROS.
☐ Pension or Profit Sharing ☐ Corporation, Partnership, Trust, Association or Other Entity
	Joint Tenant with Right of Survivorship	☐ IRA
☐ Tenants in Common
☐ Tenants by Entirety
☐ Community Property
Name of APPLICANT, CUSTODIAN, CORPORATION, TRUST or BENEFICIARY
	M or F	Date of Birth Soc. Sec./Tax ID # ☐		PLEASE PUT A CHECK NEXT TO THE SOC. SEC. # OR TAX ID. # RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.
Name of JOINT TENANT or TRUSTEE (if applicable)
	M or F	Date of Birth	Soc. Sec./Tax ID# ☐
Name of ADDITIONAL TRUSTEE (if applicable)				Date of Trust
Marital Status (please check one)        ☐  Single                      ☐  Married                      ☐  Separated                                ☐  Divorced

$________________ Investment Amount; __________ Share(s); (Minimum $_______ (_______ Shares) unless otherwise approved by the Company;

Increments of $_______ (_______ Shares))

HOME ADDRESS - THIS ADDRESS WILL BE USED FOR MAILING UNLESS YOU INDICATE OTHERWISE
ALSO COMPLETE ITEM II FOR MAILING TO CUSTODIAL IRAS

Street Address                                                                                                                                                   Unit Number

City                               State                                 ZIP+4_______________

Home Phone Number _(_________)____________________________ Fax Number (           )____________________________________________________________

E-mail Address:   ________________________________________________________________________________________________

BUSINESS ADDRESS

Name of Company

Street Address                                                                                                                                          Suite Number
City                                State                               ZIP+4________________
Business Phone Number (with Area Code) (_____) _________________________________/ Fax Number (with Area Code) (_____) ___________________________________

E-mail Address:   ________________________________________________________________________________________________

II. ALTERNATIVE DISTRIBUTION INFORMATION (CUSTODIAN)

YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT:

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Name of Stock Certificate: _______________________________________________________________________________________

Representative Name: __________________________________________________________________________________________

Representative Phone Number: __________________________________________________________________________________

Address:

City, State ZIP:

III. SUBSCRIPTION AGREEMENT

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so a determination can be made as to whether or not you (it) are qualified to purchase securities under applicable federal and state securities laws.
Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.
Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the Securities will not result in a violation of the Securities Act of 1933, as amended, or of the securities laws of any state.
This Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security.
All questions must be answered.  If the appropriate answer is "None" or "Not Applicable," please state so.  Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item.  Please initial any correction.

INDIVIDUAL SUBSCRIBERS:
If the Securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete a separate Subscription Agreement (except if the co-subscriber is your spouse) and sign the Signature Page annexed hereto.  If your spouse is a co-subscriber, you must indicate your spouse's name and social security number.
CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:
The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the ACCREDITED INVESTOR STATUS section).

IV. ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A.	INDIVIDUAL ACCOUNTS
I certify that I am an "accredited investor" because:

1      _______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (note: Item V, Income Statement, must be completed if you check this option);
OR
2	_______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (see explanation below regarding the Dodd-Frank Act).

Upon the enactment of the Dodd-Frank Act on July 21, 2010, the value of the person’s primary residence must be excluded from person’s calculation of net worth.  The related amount of indebtedness secured by the primary residence up to its fair market value is excluded.  Indebtedness secured by the residence in excess of the value of the home should be considered a liability and deducted from the investor’s net worth.

For purposes of this Subscription Agreement, "individual income" means "adjusted gross income" as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.
For purposes of this Subscription Agreement, "joint income" means, "adjusted gross income," as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.
For the purposes of the Subscription Agreement, "net worth" means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

B.	CORPORATIONS, PARTNERSHIPS, EMPLOYEE BENEFIT PLANS OR IRAS
(Please provide a copy of the Partnership Agreement, Limited Liability Company Operating Agreement, Profit Sharing Plan, or Notarized Corporate Resolution as applicable)
1      Has the subscribing entity been formed for the specific purpose of investing in the Securities?                                                                                                                                                       YES  NO
If your answer to question 1 is "No," CHECK whichever of the following statements (a-e) is applicable to the subscribing entity.  If your answer to question 1 is "Yes," the subscribing entity must be able to certify to statement (2) below in order to qualify as an "accredited investor."

The undersigned entity certifies that it is an "accredited investor" because it is:
(a)      _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; OR
(b)      _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; OR
(c)      _______ each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under Individual Accredited Investor Status in Section A of Item V above.  Please also CHECK the appropriate space in Section A of Item V above.  (Note:  Item V, Income Statement, must be completed for each shareholder, partner or beneficiary if you are relying upon an income standard by checking option 1 in Section A of Item IV above.) OR
(d)      _______ the plan is a self directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual Accredited Investor Status in Section A of Item IV above.  Please also CHECK the appropriate space in Section A of Item IV above. (Note:  Item V, Income Statement, must be completed if you are relying upon an income standard by checking option 1 in Section A of Item IV above.) OR
 (e)      _______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.
2.	If the answer to Question 1 above is "Yes," please certify the statement below is true and correct:
_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under Individual Accredited Investor Status in Section A of Item IV above.  Please also CHECK the appropriate space in Section A of Item IV above. (Note:  Item V, Income Statement, must be completed if you are relying upon an income standard by checking option 1 in Section A of Item IV above.)

C.	TRUST ACCOUNTS
(Please provide complete copy of the Trust)
1.     Has the subscribing entity been formed for the specific purpose of investing in the Securities?                                                                                                                                                     YES  NO 
If your answer to question 1 is "No," CHECK whichever of the following statements (a-c) is applicable to the subscribing entity.  If your answer to question 1 is "Yes," the subscribing entity must be able to certify to the statement (c) below in order to qualify as an "accredited investor."
The undersigned trustee certifies that the trust is an "accredited investor" because:
(a)_______ The trust has total assets in excess of $5,000,000 and the investment decision has been made by a "sophisticated person" as described in Rule 506(b)(2)(ii) promulgated under the Act; OR
(b)_______ The trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; OR
(c)_______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under Individual Accredited Investor Status.  Please also CHECK the appropriate space in that Section.

D.	ANY ENTITY (but not an individual person)
______ All of the equity owners of this entity are accredited investors.  (If you are checking this option EACH owner of the entity must complete Item IV, A, by checking option 1 or 2 or both, as applicable, and complete Item V if you checked option 1 of Item IV, A.  Make copies of pages 2 and 3 to do this and note each owner’s name on each copy.)

V. INCOME STATEMENT - (Round off to the nearest $5,000)
ALL ACCREDITED INVESTORS RELYING ON AN INCOME STANDARD (YOU ARE RELYING ON AN INCOME STANDARD IF YOU CHECKED ITEM IV(A)(1)) MUST COMPLETE THIS SECTION.
Please specify the amount of your:   Individual   Joint      Trust    Beneficiary     Shareholder     Partner
income (defined in page 2:  Accredited Investor Status) in calendar years 2009 and 2010 and your projected income for 2011.
2009	$
2010	$
2011	$	(projected)

Current occupation:

Name of Employer:

Position or Title:                                                                                                                Telephone number (             )                               -

Former employment                                                                                                           (if current employment is less than five years):

Name of Employer:                                                                                                           Position or Title:

Position or Title:                                                                                                               Period Employed:                                           to

VI. CERTIFICATIONS

I understand that investment in the Securities is an illiquid investment. In particular, I recognize that: (i) I must bear the economic risk of investment in the Securities for an indefinite period of time, since the Securities have not been registered under the Securities Act of 1933 (the "Securities Act") and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained (if requested by the Company); and (ii) no established market will exist and it is possible that no public market for the Securities will develop. I consent to the affixing by the Company of such legends on certificates representing the Securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) The financial information provided in the Subscription Agreement is complete, true and correct; (ii) I and my Investment Managers, if any, have received the Private Placement Memorandum (the “Memorandum”) and carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Securities, including, but not limited to, the risks set forth under "Risk Factors" and the conflicts of interest set forth under “Conflicts of Interest” in the Memorandum; (iii) I and my Investment Managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Memorandum and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Securities and anything set forth in the Memorandum; (iv) neither I nor my Investment Managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Memorandum, and the documents referenced therein; and (v) I am acquiring the Securities for which I am subscribing for my own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of the Securities; (vi) I acknowledge and consent to the existence of such actual and potential conflicts of interest between the Company and me, on the one hand, and the Company and its affiliates, on the other hand, and I waive any claim that the Company or I might otherwise have against the Company and its affiliates in respect of any transaction involving such conflicts; (vii) I acknowledge and consent that the Company and its affiliates may make such investments on their own behalf or on behalf of others, including, without limitation, on behalf of the Company or any other limited partnership or REIT affiliated with the Company.

The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Securities, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the Securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing the Subscription Agreement, as well as all other documents related to the Offering, represent that they are duly authorized to execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)

All of the information which I have furnished to the Company and which is set forth in the Subscription Agreement is correct and complete as of the date of the Subscription Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering described in the Memorandum. I am the only person with a direct or indirect interest in the Securities subscribed for by this Subscription Agreement. I agree to indemnify and hold harmless the Company and its officers, directors and affiliates as well as the Company’s placement agents and all their officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein or in any document provided by the undersigned to the Company. This subscription is not transferable or assignable by me without the written consent of the Company.  If more than one person is executing this agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors and assigns. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of Nevada.

I certify that I, either alone or with my purchaser representative, have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.

Under penalties of perjury, I certify that (1) my taxpayer identification number shown in this Subscription Agreement is correct and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.  (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (2).)

The undersigned acknowledge that Stoecklein Law Group is acting solely as a collector/depositor in connection with the offering of the Shares and makes no recommendation with respect thereto.

BY SIGNING, I ACKNOWLEDGE THAT I HAVE CAREFULLY REVIEWED THE MEMORANDUM AND THE EXHIBITS ATTACHED THERETO RELATED TO THIS INVESTMENT AND AM BOUND BY THE TERMS OF THE SUBSCRIPTION AGREEMENT, THE MEMORANDUM AND THE EXHIBITS ATTACHED THERETO.

VII. PATRIOT ACT REQUIREMENTS

The Patriot Act requires us to obtain the following information from you to detect and prevent the misuse of the world financial system.

1.	In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for the Shares.

COUNTRY	NAME OF BANK/FINANCIAL INSTITUTION	CONTACT NAME/PHONE NUMBER AT BANK/FINANCIAL INSTITUTION	NAME OF ACCOUNTHOLDER	ACCOUNT NUMBER

If the country from which the monies were transferred appears in the Approved Country List below, please go to number 3.  If the country does not appear, please go to number 2.

Approved Country List

Argentina                                        Germany                                         Liechtenstein                                         Spain
Australia                                         Gibraltar                                           Luxembourg                                          Switzerland
Bermuda                                          Guernsey                                        Mexico                                                   Turkey
Belgium                                           Hong Kong                                    Netherlands                                           United Kingdom
Brazil                                                Iceland                                            New Zealand                                         United States
British Virgin Islands                    Ireland                                             Norway
Canada                                            Isle of Man                                     Panama
Denmark                                          Italy                                                 Portugal
Finland                                            Japan                                               Singapore
France                                             Jersey

2.
If subscription monies were transferred to the Company from any country other than on the "Approved Country List" (see above), please provide the following documentation to the Company (all copies should be in English and certified as being "true and correct copies of the original" by a notary public of the jurisdiction of which you are resident).

(a)	For Individuals:

(i)	evidence of name, signature, date of birth and photographic identification

(ii)	evidence of permanent address

(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years

(b)	For Companies:

(i)	a copy of its certificate of incorporation and any change of name certificate

(ii)	a certificate of good standing

(iii)	a register or other acceptable list of directors and officers

(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories

(v)	a description of the nature of the business of the company

(vi)	identification, as described above for individuals, for at least two directors and authorized signatories

(vii)	a register of members or list of shareholders holding a controlling interest

(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company

(c)	For Partnerships and Unincorporated Businesses:

(i)	a copy of any certificate of registration and a certificate of good standing, if registered

(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories

(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories

(iv)	a copy of constitutional documents (formation and partnership agreements)

(d)	For Trustees:

(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees

(ii)
identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust

(iii)	evidence of the nature of the duties or capacity of the trustee

3.
The Company is also required to verify the source of funds.  To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so please specify type of business), investment income, savings, etc.).

Source of Funds

VIII. ANTI-MONEY LAUNDERING ACT

WIRING FUNDS: Due to the Anti-Money Laundering Act, please adhere to the following procedure:

A.	Complete Sections 1 through 3 above, as applicable, utilizing the information for the bank from which the wire will originate.

B.
Attach a copy of your “Letter of Instruction” or other wire instructions showing your name, financial institution name (where wire will originate), account number, wire amount, and wire instructions (escrow agent information such as ABA routing number, escrow account number etc)-this must be signed and dated.

C.
If monies will be wired from an account not matching the name on this Subscription Agreement, additional documentation may be necessary (please contact Paulson Investment Company, Inc.  for assistance). (619) 704-1310)

D.	Submit Subscription Agreement to Paulson Investment Company, Inc. for processing at the same time of your wiring funds.

E.	If wire confirmation does NOT show account number of wire origination, additional documentation will be required.

IX. SIGNATURES
The Subscription Agreement contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page.

I hereby certify that I have reviewed and am familiar with the terms of the Subscription Agreement. This Subscription Agreement incorporates by reference all forms of securities to be purchased.  I agree to be bound by all of the terms and conditions of this Subscription Agreement, the Memorandum, and all forms of securities presented to me.

Dated

Print name of individual subscriber, custodian, corporation,                        Signature of individual subscriber, authorized trustee: person, trustee:

Print name of co-subscriber, authorized person,                                            Signature of co-subscriber, authorized person, co-trustee if required by trust instrument:co-trustee if required by trust instrument:

Investment Authorization.  The undersigned corporation, partnership, benefit plan or IRA has all requisite authority to acquire the Securities hereby subscribed for and to enter into the Subscription Agreement, and further, the undersigned officer, partner or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf.  Such authorization has not been revoked and is still in full force and effect.
Check Box:		Yes		No		Not Applicable

CAPACITY CLAIMED BY SIGNER:

	Individual(s)		Attorney-In-Fact
	Partner(s)		Subscribing Witness
	Trustee(s)		Guardian/Conservator
	Corporate		Other:
                    Officer(s)                                                          Title(s)

X. VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the Securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering.  I acknowledge:

(a)	that I have reviewed the Memorandum, Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;
(b)	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and
(c)	that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Broker/Dealer                                                              Account Executive

a                                                                                                ________________________________
(Name of Broker/Dealer)                                                        (Signature)

A                                                                                               ________________________________
(Street Address of Broker/Dealer Office)                            (Print Name)

(City of Broker/Dealer Office)   (State) (Zip)                      (Representative I.D. Number)

(              )                     -    ________________
(Telephone Number of Broker/Dealer Office)                    (Date)

(              ) _____________________________              ________________________________
(Fax Number of Broker/Dealer Office)                                  (E-mail Address of Account Executive)